UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2014

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

Keysight Technologies, Inc. (“Keysight”), a wholly owned subsidiary of Agilent Technologies, Inc. (the “Company”), previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10 (as amended, the “Registration Statement”), relating to the planned distribution by the Company of one hundred percent (100%) of the outstanding shares of common stock of Keysight to the Company’s shareholders. On October 6, 2014, the U.S. Securities and Exchange Commission declared the Registration Statement effective.  The Registration Statement includes an information statement that describes the distribution and provides information regarding Keysight’s business and management and that will be mailed to the Company’s shareholders prior to the distribution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Michael Tang
Name:	Michael Tang
Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date:  October 6, 2014